B A R O N

F U N D S®

Baron Focused Growth Fund

Supplement dated October 15, 2010

to Summary Prospectus dated April 28, 2010

Effective December 31, 2010, the Summary Prospectus of Baron Retirement Income Fund (the “Fund”) is modified as follows:

All references to “Baron Retirement Income Fund” in the Summary Prospectus are changed to “Baron Focused Growth Fund.”

The ticker symbols on the cover page of the Summary Prospectus are hereby deleted and replaced with “BFGFX” and “BFGIX” for Retail Shares and Institutional Shares, respectively.

On page 2 of the Summary Prospectus, the second paragraph under “Principal Investment Strategies of the Fund,” which reads: “The Fund intends to make an annual distribution equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year (the “Distribution Policy”). The Distribution Policy may be changed by the Board upon notice to investors. However, as the value of the Fund will fluctuate, an investor’s principal investment and corresponding annual distribution could decrease in value in any given year.” is hereby deleted.

On page 2 of the Summary Prospectus, the third paragraph under “Principal Investment Strategies of the Fund,” which reads: “Investors who sell their Fund shares before the annual distribution date will not receive an annual distribution.” is hereby deleted.

On page 3 of the Summary Prospectus, the “Distribution Policy.” risk is hereby deleted.

This information supplements the Summary Prospectus dated April 28, 2010. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.